NELNET, INC. EXECUTIVE OFFICERS INCENTIVE COMPENSATION PLAN (as amended effective March 9, 2017) 1. Purpose. The purpose of the Nelnet, Inc. Executive Officers Incentive Compensation Plan is to advance the interests of Nelnet, Inc. and its shareholders by strengthening its ability to attract, retain, and motivate executive officers of Nelnet, Inc. upon whose judgment, initiative and efforts the continued success, growth and development of Nelnet, Inc. is dependent, by providing them with opportunities to earn performance-based incentive compensation that aligns their interests with the interests of the shareholders, including the achievement of long-term strategic business objectives, and to allow such compensation to qualify as tax-deductible “performance based compensation” under Section 162(m) of the Internal Revenue Code. 2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below: (a) “Award” means the amount of incentive compensation for a Plan Year that the Committee has determined is payable to a Participant in accordance with the Plan. (b) “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Participant, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits. (c) “Board” means the Board of Directors of the Company. (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder. (e) “Committee” means the Compensation Committee of the Board (or a subcommittee thereof comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code, to which authority under this Plan may be delegated by the Compensation Committee of the Board pursuant to Section 3 of this Plan). (f) “Company” means Nelnet, Inc., a corporation organized under the laws of Nebraska, or any successor corporation. (g) “Covered Employee” means a “covered employee” of the Company within the meaning of Section 162(m) of the Code. (h) “Executive Officer” means an “executive officer” of the Company within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended, including the Executive Chairman of the Board. (i) “Participant” means an Executive Officer (who may also be a Covered Employee) who has been selected by the Committee to participate in the Plan for a particular Plan Year and be eligible to receive an Award for that Plan Year. (j) “Performance Based Compensation” means “performance based compensation” within the meaning of Section 162(m) of the Code. (k) “Plan” means this Nelnet, Inc. Executive Officers Incentive Compensation Plan. (l) “Plan Year” means a calendar year or such other period established by the Committee. 3. Administration. The Plan shall be administered by the Compensation Committee of the Board, provided that such Committee may from time to time delegate all or any part of its authority under this Plan to a subcommittee thereof comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code, and, to the extent of any such delegation, references in this Plan to the Committee shall be deemed to be references to such subcommittee. For each Plan Year, the Committee shall select those Executive Officers who will participate in the Plan and be eligible for an Award under the Plan for that Plan Year. Consistent with the requirements of Section 162(m) of the Code and the regulations thereunder, the Committee shall have the authority to adopt, alter, and repeal such administrative rules, guidelines, and practices governing the Plan as it shall

2 deem advisable, and to interpret the terms and provisions of the Plan. All determinations made by the Committee with respect to the Plan and Awards thereunder shall be final and binding on all persons, including the Company and all Executive Officers selected by the Committee to participate in the Plan. 4. Performance Based Compensation. (a) The Committee shall determine the amount of Awards which Participants may be eligible to receive by utilizing such performance measures set forth in subsection (c) below as the Committee deems appropriate, and by taking into account such other factors that the Committee deems appropriate in its discretion. (b) Notwithstanding any other terms of the Plan, the payability (as determined by the Committee) of compensation under the Plan that the Committee intends to be Performance Based Compensation to a Covered Employee, shall be determined by the attainment of one or more performance goals as determined by the Committee in conformity with Section 162(m) of the Code. The Committee shall specify in writing, by resolution or otherwise, the Covered Employees eligible to receive such compensation (which may be expressed in terms of a class of individuals) and the performance goal(s) applicable to such compensation within 90 days after the commencement of the period to which the performance goal(s) relate(s), or such earlier time as required to comply with Section 162(m) of the Code. No such compensation shall be payable unless the Committee certifies in writing, by resolution or otherwise, that the performance goal(s) applicable to the compensation were satisfied. In no case may the Committee increase the value of compensation intended to qualify as Performance Based Compensation above the maximum value determined under the performance formula by the attainment of the applicable performance goal(s), but the Committee retains the discretion to reduce the value below such maximum. (c) Unless and until the Committee proposes for a shareholder vote and the shareholders approve a change in the general performance measures set forth herein, the performance goal(s) upon which the payment of compensation to a Covered Employee that is intended to qualify as Performance Based Compensation shall be limited to the following performance measures, in each case based on objective criteria: (i) Levels of earnings per share; net income; income before income taxes; net interest income; earnings per share or net income excluding derivative market value and foreign currency adjustments; revenues from fee-based businesses (including measures related to the diversification of revenues from fee-based business and increases in revenues through both organic growth and acquisitions); student loan assets; and total assets; (ii) Return on equity, return on assets or net assets, return on capital (including return on total capital or return on invested capital), and ratio of common equity to total assets; (iii) Share price or shareholder return performance (including, but not limited to, growth measures and total shareholder return, which may be measured in absolute terms and/or in comparison to a group of peer companies or an index); (iv) Student loan servicing and other education finance or service customer measures (including loan servicing volume and service rating levels under the student loan servicing contract with the U.S. Department of Education); (v) Cash flow measures (including, but not limited to, cash flows from operating activities, cash flow return on investment, assets, equity, or capital, and generation of long-term cash flows (including net cash flows from the Company’s securitized student loan portfolio)); (vi) Market share; (vii) Operating performance and efficiency targets; (viii) Employee engagement, productivity, and satisfaction measures; (ix) Levels of, or increases or decreases in, operating margins, operating expenses, and/or nonoperating expenses; (x) Business segment performance measures (including growth in customer base, revenues, and segment profitability, as well as management of operating expense levels); (xi) Consummation of acquisitions, dispositions, projects, or other specific events or transactions (including specific events or transactions intended to enhance the long-term strategic positioning of the Company); (xii) Performance of investments; and

3 (xiii) Regulatory compliance measures. Any performance measure(s) may be used to measure the performance of the Company as a whole and/or any one or more operating segments and/or subsidiaries of the Company or any combination thereof, as the Committee may deem appropriate, and any performance measure(s) may be used in comparison to the performance of a group of peer companies, or a published or special index that the Committee, in its sole discretion, deems appropriate. No performance measure(s) may be used, however, unless the outcome is substantially uncertain at the time the Committee establishes the measure(s). (d) The Committee may provide that any evaluation of attainment of a performance goal may include or exclude any of the following events that occurs during the relevant period: (i) asset write downs; (ii) litigation judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulations affecting reported results; (iv) any reorganization or restructuring transactions; (v) extraordinary nonrecurring items as described under generally accepted accounting principles and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K for the applicable year; and (vi) significant acquisitions or divestitures. To the extent such inclusions or exclusions affect payments to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility. (e) In the event that applicable tax and/or securities laws change to permit discretion by the Committee to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to make compensation payments to Covered Employees that shall not qualify as Performance Based Compensation, the Committee may make such payments without satisfying the requirements of Section 162(m) of the Code. (f) In no event shall the amount paid under the Plan to a Participant with respect to any calendar year exceed the lesser of (i) 150% of that Participant’s base salary for that year; or (ii) $1,000,000. 5. Payment of Awards. The Award of each Participant for a Plan Year shall be paid promptly after the determination of the payability of such Award is determined by the Committee, and in any event the timing of the payment of an Award shall comply in all respects with the provisions of Section 409A of the Code. If a Participant dies after the end of a Plan Year but before receiving payment of any Award, the amount of such Award shall be paid to a designated Beneficiary, or, if no Beneficiary has been designated, to the Participant’s estate, as soon as practicable after the Award for the Plan Year has been determined. 6. Nontransferability. No Award or rights under this Plan may be transferred or assigned other than by will or by the laws of descent and distribution. 7. Amendments and Termination. The Board may terminate the Plan at any time and may amend it from time to time; provided, however, that no termination or amendment of the Plan shall adversely affect the rights of a Participant or a Beneficiary to a previously earned Award. 8. General Provisions. (a) Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements. Neither the adoption of this Plan or any Award hereunder shall confer upon an Executive Officer any right to continued employment. (b) No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, and all members of the Board or the Committee and all officers or employees of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation. (c) Governing Law. The validity, construction, and effect of this Plan, and any rules and regulations relating to this Plan, shall be determined in accordance with the laws of the State of Nebraska, without giving effect to principles of conflict of laws thereof. (d) Effective Date; Term of Plan. The Plan shall be effective as of January 1, 2014. The Plan shall expire on January 1, 2019, which is five years after the effective date of the Plan. (e) Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.